UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)
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Filed by a Party other than the Registrant  ☐
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☐	Preliminary Proxy Statement.
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials.
☐	Soliciting Material Pursuant to §240.14a-12

TORTOISE SUSTAINABLE AND SOCIAL IMPACT TERM FUND
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

TORTOISE SUSTAINABLE AND SOCIAL IMPACT TERM FUND 6363 College Boulevard, Suite 100A Overland Park, Kansas 66211 October 11, 2024

Dear Fellow Stockholder:
You are cordially invited to attend a special meeting (the “Meeting”) of stockholders of Tortoise Sustainable and Social Impact Term Fund (formerly Ecofin Sustainable and Social Impact Term Fund (the “Company”)) on November 7, 2024 at 9:00 a.m., Central Time, at 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211.
At the Meeting, stockholders of the Company will be asked to consider and vote on a proposal to approve a new sub-advisory agreement between the Company’s current investment advisor, Tortoise Capital Advisors, L.L.C. (the “Advisor”), and a sub-advisor, RWC Asset Management LLP (“RWC”).
As discussed in more detail in the enclosed proxy statement, the Company and the Advisor entered into an Investment Advisory Agreement dated as of March 25, 2019, (the “Current Investment Advisory Agreement”). Pursuant to the Current Investment Advisory Agreement, the Advisor has the authority to select sub-advisors for the Company and desires to retain RWC as a sub-advisor to assist the Advisor in the provision of a continuous investment program to a portion of the assets of the Company. The Company’s Board of Directors believes that the proposal is in the Company’s best interests and recommends a vote “FOR” the proposal to approve a new sub-advisory agreement between the Advisor and RWC.
Enclosed with this letter are the formal notice of the Meeting, answers to questions you may have, the Company’s proxy statement, which gives detailed information about the proposal you will be asked to vote on and why the Company’s Board of Directors recommends that you vote to approve the proposal, and the proxy card for you to sign and return. If you have any questions about the enclosed proxy or need any assistance in voting your shares, please call 1-866-362-9331.
Your vote is important. Please complete, sign, and date the enclosed proxy or voting instruction card and return it in the enclosed envelope. This will ensure that your vote is counted, even if you cannot attend the Meeting in person.

Sincerely,

/s/ Matthew G.P. Sallee
Matthew G.P. Sallee
Chief Executive Officer

TORTOISE SUSTAINABLE AND SOCIAL IMPACT TERM FUND
6363 College Boulevard, Suite 100A
Overland Park, Kansas 66211
1-866-362-9331

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To the Stockholders of Tortoise Sustainable and Social Impact Term Fund:
NOTICE IS HEREBY GIVEN that a special meeting (the “Meeting”) of Stockholders of Tortoise Sustainable and Social Impact Term Fund, a Maryland statutory trust (the “Company”), will be held on November 7, 2024 at 9:00 a.m., Central Time, at 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211 for the following purpose:
1.	To consider and vote on a new sub-advisory agreement between Tortoise Capital Advisors, L.L.C. and a sub-advisor, RWC Asset Management LLP.
The foregoing item of business is more fully described in the proxy statement accompanying this Notice.
Stockholders of record as of the close of business on September 10, 2024 are entitled to notice of and to vote at the Meeting (or any adjournment or postponement of the Meeting).

By Order of the Board of Directors of the Company,

/s/ Diane M. Bono
Diane M. Bono
Secretary

October 11, 2024
Overland Park, Kansas
All stockholders are cordially invited to attend the Meeting in person. Whether or not you expect to attend the Meeting, please complete, date, sign and return the enclosed proxy or voting instruction card as promptly as possible in order to ensure your representation at the Meeting. A return envelope (which postage is prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Meeting, you must obtain from the record holder a proxy issued in your name.

TORTOISE SUSTAINABLE AND SOCIAL IMPACT TERM FUND

ANSWERS TO SOME IMPORTANT QUESTIONS
Q.	What am I being asked to vote “For” on this proxy?
A.
At the special meeting (the “Meeting”) of the stockholders of Tortoise Sustainable and Social Impact Term Fund, a Maryland statutory trust (the “Company”), stockholders of the Company will be asked to consider and vote on a proposal to approve a new sub-advisory agreement between the Company’s current investment advisor, Tortoise Capital Advisors, L.L.C. (the “Advisor”), and a sub-advisor, RWC Asset Management LLP (“RWC”) which is part of the Redwheel group (“Redwheel”).

Q.	Why am I being asked to approve a sub-advisory agreement?
A.
The entity that provides sub-advisory services to the Company under the current sub-advisory agreement, Ecofin Advisors Limited (“Ecofin”), has entered into an agreement with RWC Partners Midco Limited, an affiliate of RWC, whereby the RWC affiliate agreed to acquire the material business operations of Ecofin’s sustainable infrastructure public equities asset-management business, including rights to use the name and trademarks of Ecofin (the “Redwheel-Ecofin Transaction”).

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), a fund’s stockholders are required to vote on and approve a sub-advisory agreement when an advisor to a fund retains a sub-advisor to manage assets of the fund. This requirement is designed to ensure that stockholders have a say in determining the company or persons that manage their fund. Accordingly, you are being asked to approve the new sub-advisory agreement that the Company will need to enter into with RWC, to replace the current sub-advisory agreement with Ecofin, as a result of the Redwheel-Ecofin Transaction.
Q.	Will the proposed new sub-advisory agreement affect the portfolio management and strategy of the Company?
A.
The portfolio management, investment objectives and policies, and investment processes of the Company will not change as a result of entering into the proposed new sub-advisory agreement and the Advisor, which is not a party to the Redwheel-Ecofin Transaction, will retain its name and other investment personnel currently providing services to the Company and will remain located at 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211. In addition, following the recently completed change in the Company’s name to “Tortoise Sustainable and Social Impact Term Fund” effective as of September 30, 2024, the Company will retain its name and retained its current ticker symbol.

As part of the Redwheel-Ecofin Transaction, the Ecofin investment team, including the Ecofin portfolio managers for TEAF, will become employees of Redwheel’s existing subsidiary RWC or of an affiliate entity within Redwheel (including RWC Partners Limited and/or RWC Asset Advisors (US) LLC), and the investment philosophy will remain the same as it relates to TEAF. Accordingly, the individuals currently responsible for the investment management of that portion of the Company‘s portfolio allocated to Ecofin Advisors Limited under the current sub-advisory agreement will be the same individuals responsible for the investment management of that allocated portion under the new sub-advisory agreement.
Q.	Will the proposed new sub-advisory agreement have any impact on the fees paid for these sub-advisory services?
A.
The amount of the advisory fee paid to the Advisor by the Company under its Current Investment Advisory Agreement will not change, and the amount paid to the new Redwheel sub-advisor by the Advisor will not change under the new sub-advisory agreement. Approval of the new sub-advisory agreement is not expected to change the level, nature or quality of services provided to the Company or its stockholders by the Advisor and the Advisor will be solely responsible for all fees paid to RWC.

Q.	Who will pay for the costs and expenses of the Meeting?
A.	The Advisor will bear all costs of holding the Meeting, the costs of this proxy solicitation and the incremental costs of mailing the proxy statement to stockholders of record as of the record date.

Q.	How does the Company’s Board of Directors suggest that I vote?
A.	The Board of Directors of the Company unanimously recommends that you vote “FOR” the proposal on the enclosed proxy or voting instruction card.
Q.
How does holding my shares through a broker, instead of holding them directly in my own name, impact the way that my shares may be voted on approval of the Company’s new sub-advisory agreement at the Meeting under the rules of the New York Stock Exchange (“NYSE”)?

A.
If your shares are owned directly in your name with the Company’s transfer agent, you are considered a registered holder of those shares. If you are the beneficial owner of shares held by a broker or other custodian, you hold those shares in “street name” and are not a registered stockholder. Brokers or other custodians holding shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the approval of the new sub-advisory agreement at the Meeting. Under the rules of the NYSE, if you do not give specific voting instructions to your broker, generally your broker will have discretion to vote your shares on routine matters but will not have discretion to vote your shares on non-routine matters. Pursuant to these NYSE rules, the approval of the Company’s new sub-advisory agreement at the Meeting is considered a “non-routine” matter. Due to the fact that there are no other “routine” matters to be voted on at the Meeting, we do not expect there to be any “broker non-votes” (which occur when brokers may exercise their discretion to vote on at least one “routine” matter, but do not vote in the absence of voting instructions for any non-routine matters), so that shares for which brokers do not receive instructions will not be counted as “present” for purposes of determining the presence of a quorum to conduct business at the Meeting. Accordingly, we urge you to vote your shares directly if you are a registered holder, and to provide voting instructions to your broker or other custodian if you are a “street name” holder, so that your shares may be counted in voting on approval of the sub-advisory agreement at the Meeting.

Q.	How can I vote?
A.
You can vote by completing, signing and dating your proxy or voting instruction card, and mailing it in the enclosed envelope. You also may vote in person if you are able to attend the Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Meeting, you must obtain from the record holder a proxy issued in your name. However, even if you plan to attend the Meeting, we urge you to cast your vote by mail. That will ensure that your vote is counted should your plans change.

This information summarizes information that is included in more detail in the proxy statement. We urge you to
read the entire proxy statement carefully.

If you have questions, call 1-866-362-9331.

TORTOISE SUSTAINABLE AND SOCIAL IMPACT TERM FUND 6363 College Boulevard, Suite 100A Overland Park, Kansas 66211 1-866-362-9331

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS November 7, 2024

This proxy statement is being sent to you by the Board of Directors of Tortoise Sustainable and Social Impact Term Fund (“TEAF”) (the “Company”). The Board of Directors of the Company is asking you to complete and return the enclosed proxy, permitting all shares you own in the Company to be voted at a special meeting of stockholders (the “Meeting”) to be held on November 7, 2024. The Board of Directors of the Company has fixed the close of business on September 10, 2024 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof as set forth in this proxy statement. This proxy statement and the enclosed proxy are first being mailed to stockholders on or about October 11, 2024.
The Company’s reports can be accessed through its link on its investment advisor’s website (www.tortoiseadvisors.com) or on the Securities and Exchange Commission’s (“SEC”) website (www.sec.gov). You may also request, and the Company will provide to you without charge, a copy of the Company’s most recent annual report and most recent semi-annual report succeeding the annual report, by writing to the Secretary of the Company at the Company’s offices located at 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211or by calling the Company at 1-866-362-9331.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be Held on November 7, 2024: This proxy statement is available on the Internet at https://cef. tortoiseadvisors.com/proxy-information/. On this site, you will be able to access the proxy statement for the Meeting and any amendments or supplements to the foregoing material required to be furnished to stockholders.
This proxy statement sets forth the information that the Company’s stockholders should know in order to evaluate the following proposal. The following table presents a summary of the proposal for the Company and the class of stockholders of the Company being solicited with respect to the proposal.

Proposal for the Company		Class of Stockholders of the Company Entitled to Vote
1.	To consider and vote on a new sub-advisory agreement between Tortoise Capital Advisors, L.L.C. and a sub-advisor, RWC Asset Management LLP	TEAF Common Stockholders voting as a class
2.	To consider and take action upon such other business as may properly come before the meeting, including the adjournment and postponement thereof.	TEAF Common Stockholders voting as a class

PROPOSAL ONE

APPROVAL OF A NEW SUB-ADVISORY AGREEMENT
Background
Pursuant to the terms of the investment advisory agreement between the Company’s current advisor Tortoise Capital Advisors, L.L.C. (the “Advisor”) and the Company in the form attached hereto as Appendix A (the “Current Investment Advisory Agreement”), the Advisor currently serves as the investment advisor to the Company and is responsible for the portfolio management of the Company. Pursuant to the Current Investment Advisory Agreement, the Advisor has the authority to select sub-advisors for the Company. A portion of the Company’s assets (the “Allocated Assets”) are managed under the current sub-advisory agreement (the “Current Sub-Advisory Agreement”) with Ecofin Advisors Limited (“Ecofin”).
Ecofin has entered into an agreement with RWC Partners Midco Limited, an affiliate of RWC, whereby the RWC affiliate agreed to acquire the material business operations of Ecofin’s sustainable infrastructure public equities asset-management business, including rights to use the name and trademarks of Ecofin (the “Redwheel-Ecofin Transaction”). As a result of the Redwheel-Ecofin Transaction, the Advisor desires for the Company to retain RWC Asset Management LLP (“RWC”) as a sub-advisor to assist the Advisor in the provision of a continuous investment program for the Allocated Assets currently managed by Ecofin.
As part of the Redwheel-Ecofin Transaction, the Ecofin investment team, including the Ecofin portfolio managers for TEAF, became employees of Redwheel’s existing subsidiary RWC or of an affiliate entity within Redwheel (including RWC Partners Limited and/or RWC Asset Advisors (US) LLC), and the investment philosophy remains the same as it relates to TEAF. Accordingly, the individuals currently responsible for the investment management of to the Allocated Assets currently managed by Ecofin under the Current Sub-Advisory Agreement will continue to be the same individuals responsible for the investment management of those Allocated Assets under the new sub-advisory agreement. The set of assets currently allocated to Ecofin under the Current Sub-Advisory Agreement will be the same set of assets allocated to RWC under the new sub-advisory agreement, so that RWC will provide sub-advisory services only on the same portion of the Company’s portfolio that Ecofin is currently advising on. Approval of the new sub-advisory agreement will not change the level, nature or quality of services provided to the Company or its stockholders by the Advisor and the Advisor will be solely responsible for all fees paid to RWC.
In anticipation of the Advisor retaining RWC as a sub-advisor to assist the Advisor due to the Redwheel-Ecofin Transaction, the Board of Directors of the Company met in person on August 8, 2024 for purposes of, among other things, considering whether it would be in the best interests of the Company and its stockholders to approve the new sub-advisory agreement between the Advisor and RWC (the “New Sub-Advisory Agreement”). A form of the New Sub-Advisory Agreement is attached hereto as Appendix B.
Information Concerning the New Sub-Advisory Agreement.
The Current Investment Advisory Agreement was effective as of March 25, 2019, and the Current Sub-Advisory Agreement was effective as of March 25, 2019. After initial two-year terms, each agreement has remained in effect from year to year thereafter as a result of being approved annually by the Company’s Board of Directors. The continuation of each of these agreements was last approved by the Company’s Board of Directors on November 9, 2023. The Current Investment Advisory Agreement and the Current Sub-Advisory Agreement were each last submitted to a vote of security holders of the Company on March 22, 2019 for the purpose of approving the agreements.
The Company pays an advisory fee to the Advisor under its Current Investment Advisory Agreement, and the Advisor is responsible for payment of the fees of any sub-advisor that it may select out of the advisory fee that it receives from the Company. The amount of the advisory fee paid to the Advisor by the Company under its Current Investment Advisory Agreement will not change, and the amount paid to RWC by the Advisor will not change under the New Sub-Advisory Agreement. Pursuant to the Current Investment Advisory Agreement, the Company pays the Advisor a fee based on the Company’s average monthly total assets (including any assets attributable to leverage and excluding any net deferred tax asset) minus accrued liabilities (other than net deferred tax liability, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (the “Managed Assets”), in exchange for the investment advisory services provided. Average monthly Managed Assets is the sum of the daily Managed Assets for the month divided by the number of days in the month. Accrued liabilities are expenses incurred in the normal course of the Company’s operations. Waived fees are not subject to recapture by the Adviser. The annual fee rates paid to the Adviser as of May 31, 2024 are 1.35%.
The aggregate amount of fees paid to the Advisor by the Company during the last fiscal year totaled $3,282,511. No other material payments were made by the Company to the Advisor, or any affiliated person of the Advisor, during the last fiscal year.
At the Meeting, stockholders of the Company will be asked to consider and vote on a proposal to approve the Sub-Advisory Agreement. If approved, and subject to the oversight of the Company’s Board of Directors and the supervision of Advisor, RWC shall manage the Allocated Assets in accordance with the Company’s investment objectives, policies, and restrictions as in effect from time to time and provided to RWC in advance, and in compliance with the requirements applicable to registered investment companies under applicable laws and those requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”) and such other limitations as the Advisor or the Board of Directors of Company may institute. If approved, pursuant to the Sub-Advisory Agreement, RWC shall (a) make investment decisions with respect to the Allocated Assets; (b) place purchase and sale orders for portfolio transactions for the Allocated Assets; and (c) employ professional portfolio managers and securities analysts to provide research services to the Company.
The Company pays an advisory fee to the Advisor under its Current Investment Advisory Agreement, and the Advisor is responsible for payment of the fees of any sub-advisor that it may select out of the advisory fee that it receives from the Company. This is the manner in which the Advisory pays the sub-advisory fees earned by Ecofin under its Current Sub-Advisory Agreement, and both this arrangement and the amount of the sub-advisory fees will remain the same under the New Sub-Advisory Agreement with RWC. Accordingly, approval of the New Sub-Advisory Agreement will not have any impact on the fees that the Company pays to the Advisor under the Current Investment Advisory Agreement. In addition, the amount of sub-advisory fees paid by the Advisor to Ecofin under the Current Sub-Advisory Agreement is the same amount of sub-advisory fees that will be paid by the Advisor to RWC under the New Sub-Advisory Agreement. The portfolio management, investment objectives and policies, and investment processes of the Company will not change as a result of entering into the proposed New Sub-Advisory Agreement. Approval of the New Sub-Advisory Agreement is not expected to change the level, nature or quality of services provided to the Company or its stockholders by the Advisor and the Advisor will be solely responsible for all fees paid to RWC. The individuals currently responsible for the investment management of that portion of the Company‘s portfolio allocated to Ecofin Advisors Limited under the Current Sub-Advisory Agreement will be the same individuals responsible for the investment management of that allocated portion under the New Sub-Advisory Agreement. The Advisor will retain its name and other investment personnel currently providing services to the Company and will remain located at 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211.
The Board of Directors, including the Independent Directors, approved the Sub-Advisory Agreement for an interim period effective upon closing of the Redwheel-Ecofin Transaction (the “Effective Date”). If the Sub-Advisory Agreement is approved by the stockholders, it will continue in effect for an initial period of two years from the Effective Date. Thereafter, the Sub-Advisory Agreement is expected to be continued annually, provided that its continuance is approved by the Board of Directors, including the Independent Directors, at a meeting called for that purpose, or by vote of a majority of the outstanding shares of the Company.
The Sub-Advisory Agreement provides that it may be terminated by the Company at any time, without the payment of any penalty, by the Advisor, by the Board of Directors of the Company, or by vote of holders of a majority of the Company’s shares on such prior notice as may be mutually agreed upon by the Advisor and Sub-Advisor, but on not more than 60 days’ written notice to the Sub-Advisor. The Sub-Advisory Agreement also provides that it will terminate upon the termination of the Current Investment Advisory Agreement between the Company and the Advisor. The Sub-Advisory Agreement also provides that it will terminate automatically in the event of its assignment (as defined in the 1940 Act).
Information Regarding the Advisor
Tortoise Capital Advisors, L.L.C. is the Company’s investment advisor. The Advisor’s address is 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211. As of August 31, 2024, the Advisor had approximately $8.3 billion of client assets under management.

Information Regarding the Sub-Advisor
Redwheel was first incorporated in 2000 as MPC Investors, named after its original founders and rebranded to Redwheel in January 2022. Today, Redwheel invests over US $17 billion on behalf of its clients who include some of the foremost global institutions and advisors. With offices in London, Miami, Singapore and Copenhagen, Redwheel has over 170+ professionals working for it with around 70% of Redwheel being owned by its people.
RWC Asset Management LLP is an investment advisor registered with the SEC and authorized by the FCA in the UK. It is a wholly owned subsidiary within Redwheel with its address at Verde 4th Floor, 10 Bressenden Place, London, England, SW1E 5DH.
Investment Company Act Compliance and Related Matters
The transfer of advisory services contemplated hereunder is an “assignment” as defined in Section 2(a)(4) of the Investment Company Act of 1940, as amended (the “1940 Act”). The Company currently is and, following the approval of the New Sub-Advisory Agreement due to the occurrence of the Redwheel-Ecofin Transaction, will remain in compliance with the safe harbor in Section 15(f) of the 1940 Act. Over 75% of the Board of Directors of the Company are not, and have not been, interested persons of either the Advisor or any predecessor of the Advisor for three years following the sale of securities of, or a sale of any other interest in, the Advisor that results in an assignment of the Company’s advisory contract. The preceding statement also is true with respect to both the current sub-advisor (Ecofin) and the new sub-advisor (Redwheel and its affiliates). No unfair burden has been imposed on the Company as a result of any such sale, or any express or implied terms, conditions or understandings applicable to any such sale.
Board Approval of the New Sub-Advisory Agreement
In approving the Sub-Advisory Agreement, the Board of Directors evaluated information provided by the Advisor and legal counsel and considered various factors, including:
Investment Performance of the Fund. The Board of Directors reviewed the nature, extent and quality of the investment advisory services proposed to be provided to the Advisor by RWC and found them to be consistent with the services provided to the Advisor by Ecofin Advisors Limited and the services provided by the Advisor. In connection with the approval of the continuation of the Investment Advisory Agreement in November 2023, the Board reviewed and evaluated information regarding the Company’s performance and the performance of other Advisor accounts (including other investment companies), and information regarding the nature of the markets during the performance period, with a particular focus on the essential asset sectors with respect to the Company. With respect to RWC, the Board considered that Redwheel does not currently operate any strategies in the infrastructure sector while it noted that Redwheel launched a clean economy strategy (within its Luxembourg UCITS umbrella) in late 2023 which shares characteristics with the infrastructure sector but has a track record of under one year. The Board also considered Redwheel’s experience as an investment adviser for another listed equity fund and other registered investment companies. The Board further considered that as part of the Redwheel-Ecofin Transaction, Ecofin’s investment team, including the Ecofin portfolio managers for the Company, will become employees of Redwheel and continue to be the individuals responsible for managing the applicable sleeve of assets of the Company they previously managed as Ecofin portfolio managers. The Board further considered that the investment philosophy will remain the same as it relates to the Company. As a result, the Board does not expect the Company’s performance to be adversely affected by the Redwheel-Ecofin Transaction.
Cost of the Services to be Provided. The Board had previously considered detailed information concerning the Advisor’s cost of providing services to the Company, its profitability in managing the Company, its overall profitability, and its financial condition. The Board reviewed the financial report of RWC. This financial information was considered to evaluate RWC’s financial condition, its ability to provide services under the New Sub-Advisory Agreement, and the reasonableness of the proposed sub-advisory fee to be paid by the Advisor. The Board considered that under the New Sub-Advisory Agreement, the fee to RWC is paid by the Advisor and the Company incurs no additional expense for RWC’s services. In addition, the Board took into account that the fee to RWC under the New Sub-Advisory Agreement is the same fee as is currently in place under the Current Sub-Advisory Agreement. The Board, including the Independent Directors, concluded that the fees to be paid by the Advisor to RWC under the New Sub-Advisory Agreement are reasonable given the nature, extent and quality of services provided under the Current Sub-Advisory Agreement.

Economies of Scale. The Board previously considered information from the Advisor concerning whether economies of scale would be realized as the Company grows, and whether fee levels reflect any economies of scale for the benefit of the Company’s stockholders. The Board, including the Independent Directors, had previously concluded the Advisor is appropriately sharing any economies of scale through its fee structure and through reinvestment in its business resources to provide stockholders additional content and services. The Board further considered that the sub-advisory fee to RWC under the New Sub-Advisory Agreement will be paid by the Advisor and remains the same as the sub-advisory fee under the Current Sub-Advisory Agreement, and the Company will not incur any additional expense for RWC’s services. The Board, including the Independent Directors, concluded that appropriate economies of scale have been taken into account with respect to the sub-advisory fee to RWC.
Experience of Management Team and Personnel. The Board of Directors considered the extensive experience of RWC with respect to the specific types of investments proposed and concluded that RWC would provide valuable assistance to the Advisor in providing potential investment opportunities. The individuals currently responsible for the investment management of that portion of the Company‘s portfolio allocated to Ecofin Advisors Limited under the Current Sub-Advisory Agreement will be the same individuals responsible for the investment management of that allocated portion under the New Sub-Advisory Agreement. The Advisor will retain its name and other personnel currently providing services to the Company and will remain located at 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211.
Provisions of New Sub-Advisory Agreement. The Board of Directors considered the extent to which the provisions of the New Sub-Advisory Agreement could potentially expose the Company to liability and concluded that its terms adequately protected the Company from such risk.
Conclusions of the Independent Directors
As a result of this process, the Independent Directors, assisted by the advice of independent legal counsel, and taking into account all of the factors discussed above and the information provided by the Advisor, unanimously concluded that the Sub-Advisory Agreement between the Advisor and RWC is fair and reasonable in light of the services provided and should be approved.
Vote Required
The affirmative vote of a “majority of the outstanding voting securities” of the Company is required for approval of Proposal One. For this purpose, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of stock of the Company on the Record Date or (ii) 67% or more of the shares of stock of the Company present at the Meeting if more than 50% of the outstanding shares of stock issued, outstanding and entitled to vote is present in person or by proxy at the Meeting. Each common share is entitled to one vote on Proposal One. Abstentions, if any, will be counted as shares that are present for purposes of determining the presence of a quorum to conduct business at the Meeting and will have the same effect as a vote against Proposal One. Because Proposal One is a “non-routine” matter under applicable NYSE rules, if you hold your shares in “street name” through a broker or other custodian, they will not be entitled to vote your shares at the Meeting unless you provide them with voting instructions. Since there are no other “routine” proposals to be voted on at the Meeting, we do not expect any broker non-votes to occur or to count towards the determination of whether a quorum is present to conduct business at the Meeting. Accordingly, we urge you to instruct your broker or other nominee to vote your shares so that your vote may be counted and your shares may be deemed present for purposes of determining the presence of a quorum.
BOARD RECOMMENDATION
The Board of Directors of the Company unanimously recommends that the Company’s stockholders vote “FOR” approval of Proposal One.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Company’s Audit and Valuation Committee selected Ernst & Young LLP (“E&Y”) as the independent registered public accounting firm to audit the books and records of the Company for its fiscal year ending November 30, 2024. On August 8, 2024, the stockholders of the Company ratified the selection of E&Y. E&Y is registered with the Public Company Accounting Oversight Board.
MORE INFORMATION ABOUT THE MEETING
Stockholders. At the Record Date, the Company had the following number of shares issued and outstanding:

	Common Shares	Preferred Shares
TEAF	13,491,127	N/A

At August 31, 2024, each director beneficially owned (as determined pursuant to Rule 16a-1(a) (2) under the Exchange Act) shares of the Company and in the Funds overseen by each director in the same Family of Investment Companies (as defined below) having values within the indicated dollar ranges. Other than the Family Investment Companies, none of the Company’s directors who are not interested persons of the Company, nor any of their immediate family members, has ever been a director, officer or employee of the Advisor or its affiliates.

Director	Aggregate Dollar Range of Holdings in the Company(1)	Aggregate Dollar Range of Holdings in Funds Overseen by Director in Family of Investment Companies(2)
TEAF
Interested Persons
H. Kevin Birzer	$50,001-$100,000	Over $100,000
Independent Persons
Conrad S. Ciccotello	$10,001-$50,000	Over $100,000
Rand C. Berney	$10,001-$50,000	Over $100,000
Alexandra A. Herger	$1-$10,000	$10,001-$50,000

(1)	Based on the closing price of the Company’s common shares on the New York Stock Exchange on August 30, 2024.
(2)
Family of Investment Companies includes Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Power and Energy Infrastructure Fund, Inc.(“TPZ”), Tortoise Midstream Energy Fund, Inc. (“NTG”), Tortoise Pipeline & Energy Fund, Inc. (“TTP”), Tortoise Energy Independence Fund, Inc. (“NDP”) and TEAF. Amounts based on the closing price of each of TYG’s, TPZ’s, NTG’s, TTP’s, NDP’s and TEAF’s common shares on the New York Stock Exchange on August 30, 2024. For Mr. Ciccotello, also includes TSIFX, of which he held no shares at August 31, 2024.

At August 31, 2024, each director, each officer and the directors and officers as a group, beneficially owned (as determined pursuant to Rule 13d-3 under the Exchange Act) the following number of shares of common and preferred stock of the Company (or percentage of outstanding shares). Unless otherwise indicated, each individual has sole investment and voting power with respect to the shares listed.

Directors and Officers	Number of Common Shares	% of Outstanding Shares
	TEAF Common Shares	TEAF Common Shares
Independent Directors
Conrad Ciccotello	1,933.51	*
Rand C. Berney	1,348.54(1)	*
Alexandra A. Herger	250	*
Interested Directors and Officers
H. Kevin Birzer	7,403	*
Matthew G.P. Sallee	1,250	*
Kate Moore	250	*
Shobana Gopal	300(2)	*
Sean Wickliffe	0	*
Diane Bono	250(3)	*
Directors and Officers as a Group(5)	12,985.05	*

*	Indicates less than 1%.
(1)	All shares are held in a revocable trust, of which Mr. Berney and his wife are co-trustees and share voting and investment power with respect to the shares.
(2)	Held jointly with her husband.
(3)	Held jointly with her husband.
The table below indicates the persons known to TEAF to own 5% or more of its common stock as of August 31, 2024.

Name and Address	Number of TEAF Common Shares	Percent of Class
Saba Capital Management, L.P. (*) Boaz R. Weinstein (*) Saba Capital Management GP, LLC (*) 405 Lexington Avenue, 58th Floor New York, New York 10174	1,238,018	9.18%

(*)
Information based on a Schedule 13D/A filed jointly by Saba Capital Management L.P., Boaz R. Weinstein, and Saba Capital Management GP, LLC on July 25, 2024. Saba GP is the general partner of Saba Capital and other affiliated entities, and Mr. Weinstein is managing member of the general partner of Saba Capital and other affiliated entities. The Schedule 13D reports shared voting and dispositive power by each reporting person over the shares listed in the table above, and that the funds and accounts advised by Saba Capital have the right to receive the dividends from and proceeds of sales from the Common Shares. A Schedule 13D was previously filed on March 31, 2023, as amended by Amendment No. 1 filed June 30, 2023, Amendment No. 2 filed December 11, 2023, and Amendment No. 3 filed July 18, 2024.

How Proxies Will Be Voted. All proxies solicited by the Board of Directors of the Company that are properly executed and received prior to the Meeting, and that are not revoked, will be voted at the Meeting. Shares represented by those proxies will be voted in accordance with the instructions marked on the proxy. If no instructions are specified, shares will be counted as a vote FOR the proposal described in this proxy statement. Votes will be cast in the discretion of the proxy holders on any procedural matter other than the proposal that may properly come before the Meeting and any postponement or adjournment thereof, including, but not limited to, proposing and/or voting on the adjournment of the Meeting with respect to the proposal in the event that sufficient votes in favor of the proposal are not received.
How To Vote. Complete, sign and date the enclosed proxy card and return it in the enclosed envelope or attend the Meeting and vote in person.
Expenses and Solicitation of Proxies. The expenses of preparing, printing and mailing the enclosed proxy card, the accompanying notice and this proxy statement and all other costs, in connection with the solicitation of proxies will be borne by the Advisor. In order to obtain the necessary quorum for the Company at the meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Company, the Advisor, the Company’s transfer agent, or by brokers or their representatives. In addition, the Advisor intends to engage EQ Fund Solutions LLC to assist in proxy solicitations at an estimated cost to the Advisor of $37,015.
Revoking a Proxy. At any time before it has been voted, you may revoke your proxy by: (1) sending a letter stating that you are revoking your proxy to the Secretary of the Company at the Company’s offices located at 6363 College Boulevard, Suite 100A Overland Park, Kansas 66211; (2) properly executing and sending a later-dated proxy; or (3) attending the Meeting, requesting return of any previously delivered proxy, and voting in person.
Quorum. The presence, in person or by proxy, of holders of shares entitled to cast a majority of the votes entitled to be cast constitutes a quorum. For purposes of determining the presence or absence of a quorum, abstentions (if any) will be treated as shares that are present at the Meeting for purposes of determining the presence of a quorum to conduct business at the Meeting and will have the same effect as a vote against Proposal One. Because Proposal One is a “non-routine” matter under applicable NYSE rules, if you hold your shares in “street name” through a broker or other custodian, they will not be entitled to vote your shares at the Meeting unless you provide them with voting instructions. Since there are no other “routine” proposals to be voted on at the Meeting, we do not expect any broker non-votes to occur or to count towards the determination of whether a quorum is present to conduct business at the Meeting. Accordingly, we urge you to instruct your broker or other nominee to vote your shares so that your vote may be counted and your shares may be deemed present for purposes of determining the presence of a quorum.

If a quorum is not present in person or by proxy at the Meeting, the Chairman of the Meeting or the stockholders entitled to vote at such meeting, present in person or by proxy, have the power to adjourn the Meeting to a date not more than 120 days after the Record Date without notice other than announcement at the Meeting.
Conduct and Adjournment. Maryland law and the Company’s bylaws provide that the Chairman of the Meeting may prescribe such rules, regulations and procedures and take such action as, in the discretion of such Chairman, are appropriate for the proper conduct of the Meeting. This may include, without limitation, recessing or adjourning the Meeting to a later date, time, and place announced at the Meeting, including for the purpose of soliciting additional proxies if there are insufficient votes at the time of the Meeting to approve any proposal, without notice other than announcement at the Meeting.
ADMINISTRATOR
TEAF has entered into a fund administration servicing agreement with US Bancorp Fund Services, LLC whose principal business address is 615 E. Michigan Street, Milwaukee, Wisconsin 53202.
STOCKHOLDER COMMUNICATIONS
Stockholders are able to send communications to the Board of Directors of the Company. Communications should be addressed to the Secretary of the Company at its principal offices at 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211. The Secretary will forward any communications received directly to the Board of Directors.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR THE 2025 ANNUAL MEETING
Method for Including Proposals in the Company’s Proxy Statement. Under the rules of the SEC, if you want to have a proposal included in the Company’s proxy statement for its next annual meeting of stockholders, that proposal must be received by the Secretary of the Company at 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211, not later than 5:00 p.m., Central Time on March 10, 2025. Such proposal must comply with all applicable requirements of Rule 14a-8 of the Exchange Act. Timely submission of a proposal does not mean the proposal will be included in the proxy materials sent to stockholders.
Other Proposals and Nominations. If you want to nominate a director or have other business considered at the Company’s next annual meeting of stockholders but do not want those items included in our proxy statement, you must comply with the advance notice provision of the Company’s Bylaws. Under the Company’s Bylaws, nominations for director or other business proposals to be addressed at the Company’s next annual meeting may be made by a stockholder who has delivered a notice to the Secretary of the Company at 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211, no earlier than February 8, 2025, nor later than 5:00 p.m. Central Time on March 10, 2025. The stockholder must satisfy certain requirements set forth in the Company’s Bylaws and the notice must contain specific information required by the Company’s Bylaws. With respect to nominees for director, the notice must include, among other things, the name, age, business address and residence address of any nominee for director, certain information regarding such person’s ownership of Company shares, and all other information relating to the nominee as is required to be disclosed in solicitations of proxies in an election contest or as otherwise required by Regulation 14A under the Exchange Act. With respect to other business to be brought before the meeting, a notice must include, among other things, a description of the business and any material interest in such business by the stockholder and certain associated persons proposing the business. Any stockholder wishing to make a proposal should carefully read and review the Company’s Bylaws. A copy of the Company’s Bylaws may be obtained by contacting the Secretary of the Company at 1-866-362-9331 or by writing the Secretary of the Company at 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211. Timely submission of a proposal does not mean the proposal will be allowed to be brought before the meeting.
These advance notice provisions are in addition to, and separate from, the requirements that a stockholder must meet in order to have a proposal included in any Company’s proxy statement under the rules of the SEC.

By Order of the Board of Directors of the Company,

/s/ Diane M. Bono
Diane M. Bono
Secretary

October 11, 2024

APPENDIX A

INVESTMENT ADVISORY AGREEMENT
INVESTMENT ADVISORY AGREEMENT (“Agreement”) made as of this 25th day of March, 2019, by and between Tortoise Essential Assets Income Term Fund, a statutory trust formed under the Maryland Statutory Trust Act , having its principal place of business in Leawood, Kansas (the “Company”), and Tortoise Capital Advisors, L.L.C., a Delaware limited liability company having its principal place of business in Leawood, Kansas (the “Adviser”).
WHEREAS, the Adviser is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as an investment adviser and engages in the business of acting as an investment advisor;
WHEREAS, the Company and the Adviser desire to enter into an agreement to provide for investment advisory services to the Company upon the terms and conditions hereinafter set forth; and
NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:
1.	Appointment of Adviser
The Company appoints the Adviser to act as manager and investment advisor to the Company for the period and on the terms herein set forth. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.
2.	Duties of the Adviser
Subject to the overall supervision and review of the Board of Trustees of the Company (“Board”), the Adviser will regularly provide the Company with investment research, advice and supervision and will furnish continuously an investment program for the Company, consistent with the investment objective and policies of the Company. The Adviser will determine from time to time what securities shall be purchased for the Company, what securities shall be held or sold by the Company and what portion of the Company’s assets shall be held uninvested as cash or in other liquid assets, subject always to the provisions of the Company’s Agreement and Declaration of Trust dated July 19, 2018, as amended from time to time (the “Declaration of Trust”), Bylaws, and its registration statement under the Investment Company Act of 1940, as amended (the “1940 Act”) and under the Securities Act of 1933, as amended, covering the Company’s shares, as filed with the Securities and Exchange Commission (the “Commission”), as any of the same may be amended from time to time, and to the investment objectives of the Company, as each of the same shall be from time to time in effect, and subject, further, to such policies and instructions as the Board may from time to time establish. To carry out such determinations, the Adviser will exercise full discretion and act for the Company in the same manner and with the same force and effect as the Company itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. Without limiting the generality of the foregoing, the Adviser shall, during the term and subject to the provisions of this Agreement, (i) determine the composition of the portfolio of the Company, the nature and timing of the changes therein and the manner of implementing such changes; (ii) identify, evaluate and negotiate the structure of the investments made by the Company; (iii) perform due diligence on prospective portfolio companies; (iv) close and monitor the Company’s investments; and (v) provide the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of its funds.
3.	Administrative Duties of the Adviser
The Adviser agrees to furnish office facilities and clerical and administrative services necessary to the operation of the Company (other than services provided by the Company’s custodian, accounting agent, administrator, dividend and interest paying agent and other service providers). The Adviser is authorized to conduct relations with custodians, depositaries, underwriters, brokers, dealers, placement agents, banks, insurers, accountants, attorneys, pricing agents, and other persons as may be deemed necessary or desirable. To the extent requested by the Company, the Adviser shall (i) oversee the performance of, and payment of the fees to, the Company’s service providers, and make such reports and recommendations to the Board concerning such matters as the parties deem desirable; (ii) respond to inquiries and otherwise assist such service providers in the preparation and filing of regulatory reports, proxy statements, shareholder communications and the preparation of Board materials and reports; (iii) establish and oversee the implementation of borrowing facilities or other forms of leverage authorized by the Board; and (iv) supervise any other aspect of the Company’s administration as may be agreed upon by the Company and the Adviser. The Company shall reimburse the Adviser or its affiliates for all out-of-pocket expenses incurred in providing the services set forth in this Section 3. To the extent the Adviser expects to provide services that this paragraph anticipates will be provided by a separate service provider, the Adviser may propose to the Board a separate Administrative Agreement pursuant to which one or more of such services is provided by, and separate compensation is paid to, the Adviser.
4.	Delegation of Responsibilities
The Adviser is authorized to delegate any or all of its rights, duties and obligations under this Agreement to one or more sub-advisors, and may enter into agreements with sub-advisors, and may replace any such sub-advisors from time to time in its discretion, in accordance with the 1940 Act, the Advisers Act, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the Commission, and if applicable, exemptive orders or similar relief granted by the Commission, and upon receipt of approval of such sub-advisors by the Board and by shareholders of the Company (unless any such approval is not required by such statutes, rules, regulations, interpretations, orders or similar relief).
5.	Independent Contractors
The Adviser and any sub-advisers shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Company in any way or otherwise be deemed to be an agent of the Company.
6.	Compliance with Applicable Requirements
In carrying out its obligations under this Agreement, the Adviser shall at all times conform to:
a.	all applicable provisions of the 1940 Act and the Advisers Act and any applicable rules and regulations adopted thereunder;
b.	the provisions of the registration statement of the Company, as the same may be amended from time to time under the 1940 Act, including without limitation, the investment objectives set forth therein;
c.	the provisions of the Company’s Declaration of Trust, as the same may be amended from time to time;
d.	the provisions of the Bylaws of the Company, as the same may be amended from time to time;
e.	all policies, procedures and directives adopted by the Board; and
f.	any other applicable provisions of state, federal or foreign law.
7.	Policies and Procedures
The Adviser has adopted and implemented written policies and procedures reasonably designed to prevent violation of the Federal securities laws by the Adviser. The Adviser shall provide the Company, at such times as the Company shall reasonably request, with a copy of such policies and procedures and a report of such policies and procedures; such report shall be of sufficient scope and in sufficient detail as may reasonably be required to comply with Rule 38a-1 under the 1940 Act and to provide reasonable assurance that any material inadequacies would be disclosed by such examination, and, if there are no such inadequacies, the reports shall so state.
8.	Brokerage
The Adviser is responsible for decisions to buy and sell securities for the Company, broker-dealer selection, and negotiation of brokerage commission rates. The Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution. In selecting a broker-dealer to execute a particular transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Company on a continuing basis. Accordingly, the price to the Company in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the execution services offered.

Subject to such policies as the Board may from time to time determine, the Adviser shall not be deemed to have acted unlawfully, or to have breached any duty created by this Agreement or otherwise, solely by reason of its having caused the Company to pay a broker or dealer that provides brokerage and research services to the Adviser an amount of commission for effecting a Company investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Company and to other clients of the Adviser as to which the Adviser exercises investment discretion. The Adviser is further authorized to allocate the orders placed by it on behalf of the Company to such brokers and dealers who also provide research or statistical material or other services to the Company, the Adviser or to any sub-advisor provided that the Adviser satisfies the provisions of Section 28(e) of the Securities Exchange Act. Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser will report on such allocations regularly to the Board indicating the brokers to whom such allocations have been made and the basis therefor.
9.	Books and Records
The Adviser will maintain, or cause to be maintained, complete and accurate records in respect of all transactions relating to the Company’s portfolio. The Adviser will keep or will cause to be kept records in respect of all such portfolio transactions executed on behalf of the Company. To the extent permitted by applicable law, the Adviser shall provide such access to its books and records relating to the Company as the Company may reasonably request. The Adviser shall have access at all reasonable times to books and records maintained for the Company to the extent necessary for the Adviser to comply with all applicable securities or other laws to which it is subject, and further provided that the Company shall produce copies of such records and books whenever reasonably required to do so by the Adviser for the purpose of legal proceedings or dealings with any governmental or regulatory authorities or for its internal compliance procedures.
10.	Compensation
For the services, payments and facilities to be furnished hereunder by the Adviser, the Adviser shall receive from the Company annual compensation in an amount equal to 1.35% of the average monthly “Managed Assets” of the Company. “Managed Assets” means the total assets of the Company (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage and the aggregate liquidation preference of any outstanding preferred shares). Average monthly Managed Assets is the sum of the daily Managed Assets for the month divided by the number of days in the month. Accrued liabilities are expenses incurred in the normal course of the Company’s operations.
Such compensation shall be calculated and accrued daily and paid quarterly within five (5) days of the end of each calendar quarter,
In case of initiation or termination of the Agreement during any month, the fee for that month shall be reduced proportionately on the basis of the number of calendar days during which the Agreement is in effect and the fee shall be computed upon the basis of the average Managed Assets for the business days the Agreement is so in effect for that month.
The Adviser may, from time to time, waive or defer all or any part of the compensation described in this Section 10. The parties do hereby expressly authorize and instruct the Company’s administrator, or its successors, to calculate the fee payable hereunder and to remit all payments specified herein to the Adviser. The value of the Company’s assets shall be computed in accordance with the Declaration of Trust of the Company or any applicable policies and determinations of the Board.

11.	Expenses
The compensation and allocable routine overhead expenses of all investment professionals of the Adviser and its staff, when and to the extent engaged in providing investment advisory services required to be provided by the Adviser under Section 2 hereof, will be provided and paid for by the Adviser and not by the Company. It is understood that the Company will pay all of its expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Company shall include, without limitation the following; if applicable:
(i)
other than as set forth in the first sentence of this Section 11 above, expenses of maintaining the Company and continuing its existence and related overhead, including, to the extent such services are provided by personnel of the Adviser or its affiliates, office space and facilities, training and benefits,

(ii)
commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments including placement and similar fees in connection with direct placements entered into on behalf of the Company,

(iii)	auditing, accounting, tax and legal service expenses,
(iv)	taxes and interest,
(v)	governmental fees,
(vi)	expenses of listing shares of the Company with a stock exchange and expenses of issue, sale, repurchase and redemption (if any) of securities of the Company,
(vii)	expenses of registering and qualifying the Company and its securities under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes,
(viii)
expenses of communicating with shareholders, including website expenses and the expenses of preparing, printing, and mailing press releases, reports and other notices to shareholders and of meetings of shareholders and proxy solicitations therefor,

(ix)	expenses of reports to governmental officers and commissions,
(x)	insurance expenses,
(xi)	association membership dues,
(xii)
fees, expenses and disbursements of custodians and subcustodians for all services to the Company (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values),

(xiii)	fees, expenses and disbursements of transfer agents, dividend and interest paying agents, shareholder servicing agents, registrars and administrator for all services to the Company,
(xiv)	compensation and expenses of trustees of the Company who are not members of the Adviser’s organization,
(xv)	pricing, valuation, and other consulting or analytical services employed in considering and valuing the actual or prospective investments of the Company,
(xvi)	all expenses incurred in leveraging the Company’s assets through a line of credit or other indebtedness or issuing and maintaining notes or preferred shares,
(xvii)
all expenses incurred in connection with the organization of the Company and any offering of the Company’s securities, including, without limitation, common shares and preferred and debt securities, and

(xviii)
such non-recurring items as may arise, including expenses incurred in litigation, proceedings and claims and the obligation of the Company to indemnify its trustees, officers and shareholders with respect thereto.

12.	Covenants of the Adviser
The Adviser covenants that it is registered as an investment adviser under the Advisers Act. The Adviser agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state laws governing its operations and investments.
13.	Non-Exclusivity
The Company understands that the persons employed by the Adviser to assist in the performance of the Adviser’s duties under this Agreement may not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature, so long as the Adviser’s services to the Company are not impaired by the provision of such services to others. The Company further understands and agrees that managers of the Adviser may serve as officers or trustees of the Company, and that officers or trustees of the Company may serve as managers of the Adviser to the extent permitted by law; and that the managers of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers or directors of any other firm or company, including other investment advisory companies.
14.	Consent to the Use of Name
The Adviser hereby consents to the royalty free use by the Company of the name “Tortoise” as part of the Company’s name and consents to the royalty free use of the related “Tortoise” logo; provided, however, that such consents shall be conditioned upon the employment of the Adviser or one of its approved affiliates as the investment advisor of the Company. The name “Tortoise” and the related “Tortoise” logo or any variation thereof may be used from time to time in other connections and for other purposes by the advisor and its affiliates and other investment companies that have obtained consent to the use of the name “Tortoise”. The Adviser shall have the right to require the Company to cease using the name “Tortoise” as part of the Company’s name and the related “Tortoise” logo if the Company ceases, for any reason, to employ the Adviser or one of its approved affiliates as the Company’s investment advisor. Future names adopted by the Company for itself, insofar as such names include identifying words requiring the consent of the Adviser, shall be the property of the Adviser and shall be subject to the same terms and conditions.
15.	Effective Date, Term and Approval
This Agreement shall become effective with respect to the Company, as of the date of execution above. This Agreement shall continue in force and effect for an initial period of two years from the date of execution, and may be continued from year to year thereafter, provided that the continuation of the Agreement is specifically approved at least annually:
a.	(i) by the Board or (ii) by the vote of “a majority of the outstanding voting securities” of the Company (as defined in Section 2(a)(42) of the 1940 Act); and
b.
by the affirmative vote of a majority of the trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of a party to this Agreement (other than as trustees of the Company), by votes cast in person at a meeting specifically called for such purpose.

16.	Termination
This Agreement may be terminated by the Company at any time, without the payment of any penalty by the Company, by vote of the Board or by vote of a majority of the outstanding voting securities of the Company, on no more than sixty (60) days’ written notice to the Adviser. This Agreement may be terminated by the Adviser at any time, without the payment of any penalty by the Adviser, on no less than sixty (60) days’ written notice to the Company. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term “assignment” for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act. Upon termination pursuant to this Section 16, the Adviser, at the Company’s request, must deliver all copies of books and records maintained in accordance with this Agreement and applicable law.

17.	Amendment
No amendment of this Agreement shall be effective unless it is in writing and signed by the party against which enforcement of the amendment is sought. No amendment to Section 10 of this Agreement shall be effective unless it is approved by the vote of a majority of the outstanding voting securities of the Company unless such approval is not required under the 1940 Act and the rules, regulations and interpretations thereunder.
18.	Liability of Adviser
The Adviser will not be liable in any way for any default, failure or defect in any of the securities comprising the Company’s portfolio if it has satisfied the duties and the standard of care, diligence and skill set forth in this Agreement. However, the Adviser shall be liable to the Company for any loss, damage, claim, cost, charge, expense or liability resulting from the Adviser’s willful misconduct, bad faith or gross negligence or reckless disregard by the Adviser of the Adviser’s duties or standard of care, diligence and skill set forth in this Agreement or a material breach or default of the Adviser’s obligations under this Agreement.
19.	Notices
Any notices under this Agreement shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Company and that of the Adviser shall be 11550 Ash Street, Suite 300, Leawood, Kansas 66211.
20.	Questions of Interpretation
Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws (without reference to conflicts of law provisions) of the State of Delaware.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective duly authorized officers on the day and year first written above.

TORTOISE ESSENTIAL ASSETS INCOME TERM FUND

By:	/s/ P. Bradley Adams
Name:	P. Bradley Adams
Title:	Chief Executive Officer, Chief Financial Officer and Treasurer

TORTOISE CAPITAL ADVISORS, L.L.C.

By:	/s/ Diane Bono
Name:	Diane Bono
Title:	Chief Compliance Officer

APPENDIX B

ECOFIN SUSTAINABLE AND SOCIAL IMPACT TERM FUND

INVESTMENT SUB-ADVISORY AGREEMENT
INVESTMENT SUB-ADVISORY AGREEMENT (the “Agreement”), made as of this [•] day of [•], 2024, between Tortoise Capital Advisors, L.L.C. (the “Adviser”), a limited liability company organized and existing under the laws of the State of Delaware, and RWC Asset Management LLP (the “Sub-Adviser”), a company incorporated in England and Wales.
WHEREAS, the Adviser entered into an Investment Advisory Agreement dated as of March 25, 2019, (the “Advisory Agreement”) with Tortoise Essential Assets Income Term Fund (now known as Ecofin Sustainable and Social Impact Term Fund), a statutory trust formed under the Maryland Statutory Trust Act (the “Company”), which is engaged in business as a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);
WHEREAS, the Adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, (the “Advisers Act”);
WHEREAS, the Adviser has authority under the Advisory Agreement to select sub-advisers for the Company;
WHEREAS, the Adviser desires to retain the Sub-Adviser to assist it in the provision of a continuous investment program to a portion of the assets of the Company (the “Allocated Assets”) and the Sub-Adviser is willing to furnish such services; and
NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:
1.	Appointment of Sub-Adviser
Adviser hereby retains the Sub-Adviser to act a sub-adviser for the Company and to manage the Allocated Assets for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such engagement and agrees to render the services set forth herein, for the compensation provided herein.
2.	Duties of the Sub-Adviser
A.
INVESTMENT ADVISORY SERVICES. Subject to the oversight of the Company’s Board of Trustees (the “Board”) and the supervision of Adviser, the Sub-Adviser shall manage the Allocated Assets in accordance with the Company’s investment objectives, policies, and restrictions as in effect from time to time and provided to the Sub-Adviser in advance, and in compliance with the requirements applicable to registered investment companies under applicable laws and those requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”) and such other limitations as the Adviser or the Board of Company may institute, provided that such limitations have been provided to the Sub-Adviser in advance of the effective date. The Sub-Adviser shall (a) make investment decisions with respect to the Allocated Assets; (b) place purchase and sale orders for portfolio transactions for the Allocated Assets; and (c) employ professional portfolio managers and securities analysts to provide research services to the Company. In providing these services, the Sub-Adviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Allocated Assets. The Adviser agrees to deliver to Sub-Adviser any amendments or supplements to the Company’s Prospectus and Statement of Additional Information (the “Registration Statement”) that contain changes that pertain to the Sub-Adviser prior to the effectiveness thereof and Adviser acknowledges that Sub-Adviser reserves the right to terminate its engagement hereunder upon written notice in the event Sub-Adviser reasonably believes it can no longer manage the investments of the Allocated Assets in accordance with the Company’s investment objectives, policies and restrictions as provided therein.

B.
SUB-ADVISER UNDERTAKINGS. In all matters relating to the performance of this Agreement, the Sub-Adviser shall act in conformity with the Company’s Agreement and Declaration of Trust dated July 19, 2018, as amended from time to time (the “Declaration of Trust”) and Registration Statement and with the written instructions and directions of the Board and the Adviser, provided that such written instructions and directions have been received and confirmed by the Sub-Adviser in advance of the effective date. The Sub-Adviser hereby agrees to:
(i)
regularly report to the Board and the Adviser (in such form and frequency as the Adviser and Sub-Adviser mutually agree) with respect to the implementation of the investment program, compliance of the Allocated Assets with the Fund’s investment objectives, policies and restrictions, the 1940 Act and the Code, and on other topics as may reasonably be requested by the Board or the Adviser, including attendance at Board meetings, as reasonably requested, to present such reports to the Board;

(ii)
upon reasonable request, consult with the Company’s pricing agent regarding the valuation of securities that are not registered for public sale, not traded on any securities markets, or otherwise may require fair valuation, provided that the Adviser acknowledges that the Sub-Adviser is not the valuation agent for the Company;

(iii)
upon reasonable request, provide, subject to any obligations or undertakings reasonably necessary to maintain the confidentiality of the Sub-Adviser’s non-public information, any and all information, records and supporting documentation about the composite of accounts and the portfolios the Sub-Adviser manages that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing the Allocated Assets; and

(iv)
upon reasonable request, review schedules of the Allocated Assets periodically provided to the Sub-Adviser by the Adviser and promptly confirm to the Adviser the concurrence of the Sub-Adviser’s records with such schedules.

C.	EXPENSES. The Sub-Adviser will bear all of its expenses in connection with the performance of its services under this Agreement, except as otherwise provided in paragraph D below.
D.
BROKERAGE. The Sub-Adviser will select brokers and dealers to effect all orders for the purchase and sale of Allocated Assets. In selecting brokers or dealers to execute transactions on behalf of the Company, the Sub-Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser will consider factors it deems relevant, including, without limitation, the breadth of the market in the security or commodity interest, the price of the security or commodity interest, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Adviser is authorized to consider the brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Company and/or other accounts over which the Sub-Adviser exercises investment discretion, provided that the Sub-Adviser satisfies the provisions of Section 28(e) and the rules, regulations and interpretations thereunder.

E.
AGGREGATION OF ORDERS. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Company as well as other clients of the Sub-Adviser, the Sub-Adviser may to the extent permitted by applicable laws and regulations, but shall be under no obligation to, aggregate the orders for securities to be purchased or sold. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Company and to its other clients. The Adviser recognizes that, in some cases, the Sub-Adviser’s allocation procedure may limit the size of the position that may be acquired or sold for the Company.

F.
BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Company are the property of the Company and further agrees to surrender promptly to the Company copies of any of such records upon the Company’s or the Adviser’s request, provided, however, that Sub-Adviser may retain copies of any records to the extent required for it to comply with applicable laws and its internal record retention policies. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule. Notwithstanding the foregoing, Sub-Adviser has no responsibility for the maintenance of the records of the Company, except for those related to the Allocated Assets.
G.
SUB-ADVISER COMPLIANCE RESPONSIBILITIES. Sub-Adviser shall supply such reports or other documentation as reasonably requested from time to time by the Adviser to evidence Sub-Adviser’s compliance with the Company’s Registration Statement and any written policies or procedures adopted by the Board applicable to the Allocated Assets and any amendments or revisions thereto.

H.
PROXY VOTING. The Sub-Adviser shall use its good faith judgment in a manner which it reasonably believes best serves the economic interests of the Company’s shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities comprising the Allocated Assets. The Adviser shall cause to be forwarded to Sub-Adviser or its designee all proxy solicitation materials that Adviser receives. Sub-Adviser agrees that it has adopted written proxy voting procedures that comply with the requirements of the Advisers Act. The Sub-Adviser further agrees that it will provide the Board, as the Board may reasonably request, with a written report of the proxies voted during the most recent 12-month period or such other period as the Board may designate, in a format reasonably acceptable to the Board. Upon reasonable request, Sub-Adviser shall provide the Adviser with all proxy voting records relating to the Allocated Assets, including but not limited to those required by Form N-PX. Upon reasonable request, Sub-Adviser will also provide an annual certification, in a form reasonably acceptable to Adviser, attesting, to the best of the Sub-Adviser’s knowledge, to the accuracy and completeness of such proxy voting records.

3.
COMPENSATION OF SUB-ADVISER. The Adviser will pay the Sub-Adviser the compensation specified in Schedule A. Such fees will be computed daily and paid quarterly, calculated at the annual rate set forth in Schedule A as determined by the Company’s accounting agent. The Adviser will use its best efforts to cause the quarterly payment to be made to the Sub-Adviser approximately on or about the same date upon which the Company pays the Adviser its advisory fee, which the parties generally expect to occur within five (5) days of the end of each calendar quarter. Compensation for any partial period shall be pro-rated based on the length of the period.

4.
STANDARD OF CARE. The Sub-Adviser shall exercise its best judgment in rendering its services described in this Agreement. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or the Adviser in connection with the matters to which this Agreement relates, except a loss resulting from the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or from reckless disregard by it of its obligations and duties under this Agreement. The Sub-Adviser shall be solely responsible for the management of the Allocated Assets, and the Sub-Adviser’s compliance with the Advisers Act, rule and regulations thereunder, other federal and state laws, and written procedures of the Board will be determined solely by reference to the Allocated Assets. The Sub-Adviser shall have no liability with respect to the actions of any other investment adviser to the Company and shall not be charged with knowledge of the holdings or transactions of any positions of the Company other than the Allocated Assets.

5.
NON-EXCLUSIVITY. The services of the Sub-Adviser to the Adviser with respect to the Allocated Assets are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that the directors, officers, and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation, including other investment companies. The Adviser acknowledges that Sub-Adviser may give advice and take actions in the performance of its duties to clients which differ from the advice, or the timing and nature of actions taken, with respect to other clients’ accounts (including the Allocated Assets) or employee accounts which may invest in some of the same securities recommended to advisory clients.

6.
MAINTENANCE OF INSURANCE. During the term of this Agreement, the Sub-Adviser will maintain comprehensive general liability coverage and errors and omissions/director and officers coverage with limits of not less than those considered commercially reasonable and appropriate under the current industry practices. The Sub-Adviser shall promptly notify the Adviser of any reduction to or termination of said coverage.

7.
CONFIDENTIALITY. Each party to this Agreement shall keep confidential any nonpublic information concerning the other party and will not use or disclose such information for any purpose other than the performance of its responsibilities and duties hereunder, unless the non-disclosing party has authorized such disclosure or if such disclosure is compelled by subpoena or is expressly required or requested by applicable federal or state regulatory authorities. In the event disclosure is required or requested as set forth above, the disclosing party will, to the extent permitted and reasonably practicable to do so under the circumstances then prevailing, provide prior written notice to the other party to allow such party an opportunity to seek an appropriate protective order or other relief, provided that such prior notice shall not be required when the disclosing party reasonably believes the request for disclosure is pursuant to a routine regulatory examination. Nonpublic information shall not include information a party to this Agreement can clearly establish was (a) known to the party prior to this Agreement; (b) rightfully acquired by the party from third parties whom the party reasonably believes are not under an obligation of confidentiality to the other party to this Agreement; (c) placed in public domain without fault of the party or its affiliates; or (d) independently developed by the party without reference or reliance upon the nonpublic information.

8.
TERM OF AGREEMENT. This Agreement shall become effective as of the date hereof and shall terminate 150 days after such effective date unless it has been approved by a majority of the Company’s shareholders prior to such termination date (such period preceding such termination or Company shareholder approval, the “Interim Period”); provided, however, that the term of this Agreement may be extended if permitted by regulatory or other action by the SEC or its staff. If this Agreement is so approved by a majority of the Company’s shareholders, then unless sooner terminated as provided herein, this Agreement shall continue in effect until the second anniversary hereof. Thereafter, this Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Board or (ii) a vote of a “majority” (as defined in the 1940 Act) of the Company’s outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, at any time, by the Adviser, by the Board, or by vote of holders of a majority of the Company’s shares on such prior notice as may be mutually agreed upon by the parties but on not more than 60 days’ written notice to the Sub-Adviser; or on at least 60 days’ written notice by the Sub-Adviser, and will terminate upon the termination of the Advisory Agreement between the Company and the Adviser. This Agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act).

9.	REPRESENTATIONS OF SUB-ADVISER. The Sub-Adviser represents, warrants, and agrees as follows:
A.
The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser has provided the information about itself set forth in the Registration Statement and has reviewed the description of its operations, duties and responsibilities as set forth therein (the “Sub-Adviser Information”) and acknowledges that the Sub-Adviser Information is true and correct, contains no material misstatement of fact and does not omit any material fact necessary to make the statements therein not misleading. The Sub-Adviser further agrees to inform the Adviser promptly if it becomes known to the Sub-Adviser that any material Sub-Adviser Information ceases to be true and correct, contains a material misstatement of fact or omits any material fact necessary to make the statements therein not misleading.
B.
The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Adviser and the Company with a copy of such code of ethics. On at least an annual basis, the Sub-Adviser will comply with the reporting requirements of Rule 17j-1, which may include (i) certifying to the Adviser that the Sub-Adviser and its Access Persons have complied with the Sub-Adviser’s Code of Ethics with respect to the Allocated Assets and (ii) identifying any material violations which have occurred with respect to the Allocated Assets. In the event the Sub-Adviser has identified to the Adviser a material violation that has occurred with respect to the Allocated Assets, the Sub-Adviser agrees to promptly provide to the Adviser such information as the Adviser may reasonably request in connection therewith.

C.
Sub-Adviser has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of the Advisers Act by the Sub-Adviser, its employees, officers and agents. Upon reasonable request, Sub-Adviser shall provide the Adviser with access to the records relating to such policies and procedures as they relate to the Allocated Assets. Sub-Adviser will also provide, at the reasonable request of the Adviser, periodic certifications, in a form reasonably acceptable to the Adviser, attesting to such written policies and procedures.

D.
The Sub-Adviser has provided the Adviser and the Company with a copy of its registration under the Advisers Act on Form ADV as most recently filed with the SEC and hereafter will furnish a copy of its annual amendment to the Adviser. The Sub-Adviser agrees to maintain the completeness and accuracy of its registration on Form ADV in accordance with the Advisers Act. The Sub-Adviser acknowledges that it is an “investment adviser” to the Company with respect to the Allocated Assets within the meaning of the 1940 Act and the Advisers Act.

10.	AMENDMENT OF AGREEMENT. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by both parties.
11.	MISCELLANEOUS.
A.
CAPTIONS. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

B.
ENTIRE AGREEMENT. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof.

C.
DEFINITIONS. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, releases or orders of the SEC validly issued pursuant to the 1940 Act. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell,” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, release or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, release, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, release, or order.

D.
NOTICES. Any notices under this Agreement shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Adviser shall be 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211 and the address of the Sub-Advisor shall be Verde 4th Floor, 10 Bressenden Place, London, England, SW1E 5DH.
E.	DELIVERY OF FORM ADV. The Adviser acknowledges receipt of the Sub-Adviser’s Form ADV more than 48 hours prior to the execution of this Agreement.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective duly authorized officers on the day and year first written above.

THE ADVISER:

TORTOISE CAPITAL ADVISORS, L.L.C.

By:
Name:	Diane Bono
Title:	Chief Compliance Officer

THE SUB-ADVISER:

RWC ASSET MANAGEMENT LLP

By:
Name:	Tord Stallvik
Title:	Chief Executive Officer

By:
Name:	Cressida Williams
Title:	Chief Financial Officer

SCHEDULE A
Annual rate of 0.25% of the Company’s average monthly Managed Assets.
“Managed Assets” means the total assets of the Company (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage and the aggregate liquidation preference of any outstanding preferred shares). Average monthly Managed Assets is the sum of the daily Managed Assets for the month divided by the number of days in the month. Accrued liabilities are expenses incurred in the normal course of the Company’s operations.

SCHEDULE B
Scope of Investment Strategy (listed equity securities)
The investments in listed equity securities will include securities that are publicly traded on an exchange. These securities may consist typically of common stock. While the subadviser may invest across a broad range of essential asset sectors, and the allocation of the investments among such sectors may change from time to time, we currently expect that a significant portion of our investments in listed equity securities will be in securities of companies in the renewable energy, power delivery, energy infrastructure and broader energy and water sectors. The subadvisor may invest in securities of any market capitalization greater than $250M.
The subadvisor’s investment strategy should target listed equity securities of essential asset issuers with experienced, efficient, operations-focused management teams possessing successful track records and substantial knowledge, experience and focus in one or more essential asset sectors. Our Adviser generally seeks listed equity securities of companies that provide a current cash return at the time of investment, providing a source of current income, as well as the potential for price appreciation.
With respect to listed sustainable infrastructure companies, the subadvisor invests primarily in public equities of companies focusing on power delivery and/or water that are significantly benefiting from the transition towards a low carbon economy and the drive to use resources more efficiently and reduce emissions. The subadvisor employs fundamental bottom-up analysis with a focus on quality metrics, detailed asset/project modelling and attractive valuations. An analysis of environmental, social and governance (“ESG”) factors is fully integrated in the investment process.
The subadvisor may seek to provide current income from gains earned through an option overlay covered call strategy. The notional amount of such covered calls will not exceed 10%. The term of such options will generally be 30 days to expiration. of the allocation.
The subadvisor considers an issuer to be operating in an essential asset sector if: (1) at least 50% of its assets are dedicated to, or at least 50% of its cash flow or revenue is derived from, one or more essential asset power, water, energy, infrastructure, basic materials, industrial, transportation and telecommunications sectors; or (2) it is otherwise determined by our Adviser or our Subadvisors to be an issuer in one of the sectors mentioned above by (a) its classification or inclusion in an index related to that industry or sector or (b) its Global Industry Classification Standard (“GICS”) classification.
An Investment Committee of our Adviser will provide strategic oversight and determine the allocation of our investment portfolio across the sustainable infrastructure and energy infrastructure asset classes, listed equity securities and corporate debt securities, based on prevailing market conditions, available investment opportunities and other factors, and may change the allocation of our total assets among these asset classes or security types from time to time without prior approval from or notice to our common shareholders. Portfolio management teams of our Adviser and Subadvisors will be responsible for the day-to-day management of their respective sleeves of our investment portfolio.

SCHEDULE C
Investment Guidelines and Restrictions (listed equity securities)
•	Max 10% in Investment Companies that invest in securities of the type in which the Fund may invest directly (Mutual Funds, ETFs, etc.).
•	Max 5% in any single Investment Company (Mutual Funds, ETFs, etc.).
•	Max 25% in any sector other than Energy (10) and Utilities (55), as determined by GICS classifications.
•	No derivatives are permitted without prior discussion with Tortoise, including forward FX orders. Spot FX trades to settle equity orders with a tenor longer than T+2 are permitted.
•	No leverage permitted however short-term cash overdrafts can be used for the purposes of security settlement and trade matching.
•	Max 25% in Private Investment in Public Equity (PIPE), i.e. purchases via private placement.
•	Max 10% in holdings with a Credit Rating of CCC+ or lower.
•	Max 40% in directly originated loans.
•	Max 10% in Emerging Markets, based on MSCI Emerging Markets Index.
•	Minimum of 80% in Essential Assets, as defined by the Investment Strategy.
•	Restriction on CIMC Companies, as defined by OFAC Sanctions lists and US Executive Orders.

SCHEDULE D
Reporting and SLA (listed equity securities)
•	Quarterly Commentary: Deliver to Tortoise 1-week post quarter-end. Sample commentary can be viewed here for reference.
•	Quarterly Factsheet Impact Statistics: Deliver to Tortoise 1-week post year end (annual update only). Sample fact sheet can be viewed here for reference.
•
Semiannual Report Commentary: Deliver both overview stockholder letter section as well as TEAF-specific commentary section to Tortoise 3-weeks post fiscal semi-annual period. Sample semi-annual report can be viewed here for reference.

•
Annual Report Commentary: Deliver both overview stockholder letter section as well as TEAF-specific commentary section to Tortoise 3-weeks post fiscal semi-annual period. Sample annual report can be viewed here for reference.

•	Proxy voting: Provide proxy vote recommendations within 1 business day before the vote.
•
Ad hoc requests: The subadvisor agrees to respond to all ad-hoc requests made by the Advisor in a timely manner. The Subadvisor should acknowledge receipt of such requests and provide an initial response or plan of action within 7 business days, depending on the complexity of the request.

•	Note: Tortoise will communicate in advance if there is a change in the needed content as the style of these reports can change over time.

TORTOISE SUSTAINABLE AND SOCIAL IMPACT TERM FUND
PO Box 43131
Providence, RI 02940-3131

# EVERY VOTE IS IMPORTANT

## EASY VOTING OPTIONS:

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**Overland Park, KS 66211**
**on November 7, 2024**

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**COMMON SHARES**

**THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.** The undersigned holder of common stock of Tortoise Sustainable and Social Impact Term Fund, revoking prior proxies, appoints H. Kevin Birzer and Matthew Sallee, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the special meeting of stockholders of Tortoise Sustainable and Social Impact Term Fund to be held on Thursday, November 7, 2024, at 9:00 a.m. Central Time, at 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211, and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

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## EVERY STOCKHOLDER'S VOTE IS IMPORTANT

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